UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2021 (June 4, 2021)

Riot Blockchain, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33675	84-1553387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

202 6th Street, Suite 401 Castle Rock, CO 80104
(Address of principal executive offices)

(303) 794-2000
(Registrant’s telephone number, including area code)

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	RIOT	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry into a Material Definitive Agreement.

On June 4, 2021, Riot Blockchain, Inc. (“Riot,” “us,” “we,” “our,” or the “Corporation”) entered into a definitive purchase agreement (the “Share Purchase Agreement”) with Mogo Inc. (NASDAQ: MOGO) (“Mogo”) regarding the sale of 2.2 million common shares in Coinsquare Ltd. (“Coinsquare”) held by Riot (the “Coinsquare Shares”) to Mogo, substantially on the terms of the binding term sheet entered into between Riot and Mogo, which was previously announced in Riot’s quarterly report on Form 10-Q for the three-month period ended March 31, 2021. Pursuant to the Share Purchase Agreement, Riot sold the Coinsquare Shares to Mogo for the total purchase price of approximately CAD$22 million, which Mogo is paying through the issuance of approximately 2.3 million shares of Mogo’s common stock (the “Mogo Shares”), which will be issued in three equal tranches, as follows: (i) one-third were issued immediately at closing on June 4, 2021; (ii) one-third to be issued one month after closing; and (iii) the final third to be issued two months after closing.

The foregoing description of the Share Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Share Purchase Agreement, a redacted copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Report”) and is incorporated by reference herein.

Item 2.01 – Completion of Acquisition or Disposition of Assets.

As previously disclosed, Riot began the disposition of its equity interest in Coinsquare on April 16, 2021, with the sale of 631,377 Coinsquare Shares to Mogo in exchange for 373,084 Mogo Shares and approximately CAD$1.8 million in cash pursuant to an investment agreement, dated as of February 10, 2021, by and among Mogo, Coinsquare and certain shareholders of Coinsquare (the “Mogo Investment Agreement”). This initial disposition was followed by a second disposition to Mogo pursuant to the Mogo Investment Agreement of 573,830 Coinsquare Shares, in exchange for 496,975 Mogo Shares valued at approximately CAD$4.8 million Finally, on June 4, 2021, as disclosed under the foregoing Item 1.01, Riot completed the disposition of all of its Coinsquare Shares by selling its remaining 2.2 million Coinsquare Shares to Mogo in exchange for approximately 2.3 million Mogo Shares.

No material relationship exists between the Corporation or any of its affiliates, directors or officers or any associate of any such director or officer, on one hand, and the purchaser, Mogo, or its affiliates, on the other hand, other than in respect of the Share Purchase Agreement.

The information disclosed under Item 1.01 is hereby incorporated by reference into this Item 2.02.

About Riot Blockchain, Inc.

Information reported in this Current Report on Form 8-K is limited to the scope of the information reportable under a Current Report on Form 8-K under the rules and regulations of the Commission. Please refer to the additional information concerning the Corporation referenced in the following notices and safe harbor provision for material risks and other uncertainties.

Investor Notice

An investment in the Corporation’s common stock involves a high degree of risk, and an investor should only purchase the Corporation’s securities if he or she can afford to suffer the loss of his or her entire investment. In determining whether to purchase the Corporation’s common stock, an investor should carefully consider all of the material risks described under Item 1A under the heading “Risk Factors” in our most recent Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 31, 2021, as amended, and as supplemented and updated by subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, together with the financial or other information contained or incorporated by reference in such reports. In addition to the risks discussed in these reports, other risks not presently known to us or that we currently believe to be immaterial may also adversely affect our business, financial condition and results of operations, perhaps materially. The discussions regarding material risks also include forward-looking statements, and actual results and events may differ substantially from those discussed or highlighted in those forward-looking statements.

Safe Harbor

The information provided in this Report may include forward-looking statements relating to future events or the future financial performance of the Corporation. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “anticipates,” “plans,” “expects,” “intends,” “will,” “potential,” “hope” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon current expectations of the Corporation and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties. Detailed information regarding factors that may cause actual results to differ materially from the results expressed or implied by statements in report relating to the Corporation may be found in the Corporation’s periodic filings with the Commission, including the factors described in the sections entitled “Risk Factors,” copies of which may be obtained from the SEC’s website at www.sec.gov. The Corporation does not undertake any obligation to update forward-looking statements contained in this Report.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.
Exhibit Number	Description
10.1†	Share Purchase Agreement, dated June 4, 2021, by and between Riot Blockchain, Inc. and Mogo Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

† Portions of this Exhibit have been omitted as confidential information.

 S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIOT BLOCKCHAIN, INC.

By:	/s/ Jeffrey McGonegal
Jeffrey McGonegal
Chief Financial Officer

Date: June 8, 2021